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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 31, 1997
                Date of Report (Date of earliest event reported)





                                 CKS GROUP, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                      0-27090                 77-0385435
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



                               10441 Bandley Drive
                           Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 366-5100
              (Registrant's telephone number, including area code)


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ITEM 2.             ACQUISITION OR DISPOSITION OF ASSETS.

               On January 31, 1997, Raleigh Acquisition, Inc., a Delaware corporation ("Sub") and wholly-owned subsidiary of CKS Group, Inc., a Delaware corporation (the "Registrant" or "CKS"), acquired 100% of the capital units, shares and capital accounts of McKinney & Silver, a North Carolina general partnership ("M&S"), from the current and former general partners of M&S (the "Partners") pursuant to an Acquisition Agreement, dated January 31, 1997 (the "Acquisition Agreement") by and among the Registrant, Sub, the Partners, Robert
C. Doherty and Donald S. Maurer, as Partner Representatives, and Chemical Trust Company of California, as Escrow Agent (the "Acquisition").

               CKS issued an aggregate of 841,291 shares of Common Stock to the Partners. An aggregate of 63,094 of such shares were deposited in escrow with Chemical Trust Company of California to secure certain indemnity obligations of the Partners contained in the Acquisition Agreement. In addition, pursuant to the Acquisition Agreement, CKS will file a Registration Statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering an aggregate of 200,000 Shares under the Securities Act of 1933 as soon as practicable after the closing of the Acquisition for resale by the Partners. CKS is obligated to register the remainder of the Shares under the Securities Act for resale by the Partners at various times through June 1998 pursuant to a Registration Rights Agreement executed in connection with the Acquisition Agreement.

               The Acquisition will be treated as a "pooling of interests" for financial accounting purposes.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

               The following financial statements and exhibits are filed as part of this report, where indicated.

               (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

                              It is impracticable for the Registrant to provide the required financial statements of M&S for this filing. The required financial statements will be filed within 60 days of the date of this report.

               (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                              It is impracticable for the Registrant to file the required pro forma financial information with this filing. Such pro forma financial information will be filed within 60 days of the date of this report.


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               (c)            Exhibits in accordance with Item 601 of Regulation
                              S-K:

               Exhibits.

               2.1 Acquisition Agreement, dated as of January 31, 1997, by and among Registrant, the current and former partners of McKinney & Silver, a North Carolina general partnership, Raleigh Acquisition Inc., a Delaware corporation, Robert C. Doherty and Donald S. Maurer, as Partner Representatives, and Chemical Trust Company of California as Escrow Agent.

               4.1 Registration Rights Agreement among CKS, Raleigh Acquisition, Inc. and the current and former partners of McKinney & Silver dated January 31, 1997.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CKS GROUP, INC.



Dated: February 11, 1997           By: /s/ Carlton H. Baab
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                                       Carlton H. Baab
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary


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                                EXHIBIT INDEX

Exhibit 2.1 Acquisition Agreement, dated as of January 31, 1997, by and among Registrant, the current and former partners of McKinney & Silver, a North Carolina general partnership, Raleigh Acquisition Inc., a Delaware corporation, Robert C. Doherty and Donald S. Maurer, as Partner Representatives, and Chemical Trust Company of California as Escrow Agent.

Exhibit 4.1 Registration Rights Agreement among CKS, Raleigh Acquisition, Inc. and the current and former partners of McKinney & Silver dated January 31, 1997.